UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2015

Tesla Motors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 681-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As announced on June 9, 2015, Deepak Ahuja intends to retire after having served as the Chief Financial Officer of Tesla Motors, Inc. (“Tesla”) for the past seven years. Until his retirement, Mr. Ahuja will continue to serve as Tesla’s Chief Financial Officer and will perform all duties associated with that role. Additionally, Mr. Ahuja will assist in the selection of his successor and will remain at Tesla as long as necessary to ensure that an effective transition takes place. Comments by Elon Musk, Tesla’s Chief Executive Officer, and Mr. Ahuja regarding Mr. Ahuja’s planned retirement that were released by Tesla publicly on June 9, 2015 are attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2015, Tesla held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Tesla’s stockholders voted on the following four proposals and Tesla’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected as Class II directors at the Annual Meeting to serve on Tesla’s Board of Directors for a term of three years or until their respective successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Antonio J. Gracias	72,172,424	5,167,257	318,369	29,309,661
Kimbal Musk	72,945,568	4,347,811	364,671	29,309,661

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as Tesla’s independent registered public accounting firm for fiscal year ending December 31, 2015, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
105,912,433	561,604	493,674	—

Proposal 3

Proposal 3 was a stockholder proposal presented by Mr. Mark Peters, as described in the proxy materials. This stockholder proposal was not approved.

For	Against	Abstained	Broker Non-Votes
614,771	70,258,210	6,785,069	29,309,661

Proposal 4

Proposal 4 was a stockholder proposal presented by Ms. Elizabeth Farrell Peters, as described in the proxy materials. This stockholder proposal was not approved.

For	Against	Abstained	Broker Non-Votes
531,462	66,998,279	10,128,309	29,309,661

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Comments by Elon Musk and Deepak Ahuja, released publicly by Tesla Motors, Inc. on June 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA MOTORS, INC.

By:	/s/ Todd A. Maron
Todd A. Maron General Counsel

Date: June 10, 2015